Events occurring after the reporting period	12 Months Ended
Jun. 30, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Events occurring after the reporting period	Events occurring after the reporting period
In August 2023, the FDA provided a complete response to the Group's BLA resubmission for remestemcel-L for the treatment of pediatric SR-aGVHD and requires more data to support marketing approval, including potency assay or clinical data. In line with the Group's overall commercial strategy to progress to adult populations, the Group intends to conduct a targeted, controlled study in the highest-risk adults with the greatest mortality. Assumptions associated with SR-aGVHD are included within the impairment assessment of Osiris MSC products within in-process research and development and goodwill, contingent consideration, pre-launch inventory and the NovaQuest borrowings on the consolidated balance sheet and forecast net operating cash usage. The Group has assessed and included the impact of the FDA's complete response to the Group's BLA resubmission for remestemcel-L for the treatment of pediatric SR-aGVHD in these areas. Future discussions with the FDA could lead to a change in the assumptions associated with SR-aGVHD within the impairment assessment of Osiris MSC products within in-process research and development and goodwill, contingent consideration, pre-launch inventory and the NovaQuest borrowings on the consolidated balance sheet and forecast net operating cash usage.
There were no other events that have occurred after June 30, 2023 and prior to the signing of this financial report that would likely have a material impact on the financial results presented.